UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (or Date of Earliest Event Reported): August 3, 2005



                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)

           TEXAS                  1-8754                        74-2073055
   (State or other       (Commission File Number)             (IRS Employer
    jurisdiction of                                          Identification No.)
    incorporation)

                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)


                                 (281) 874-2700
                         (Registrant's telephone number)


                                 Not Applicable
          (Former Name or former address, if changed since last report)


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The  information  furnished  under Items 2.02 and 7.01 of this Current Report on
Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 2.02.        Results of Operations and Financial Condition

On August 3, 2005, Swift Energy Company announced second quarter 2005 financial results. The press release is attached as Exhibit 99 to this report.

Item 7.01         Regulation FD Disclosure

On August 3, 2005, Swift Energy provided updated guidance for the remainder of 2005. This information is contained in the press release attached to this report as Exhibit 99.

Item 9.01.        Financial Statements and Exhibits

(a) Exhibit. The following is furnished as an exhibit to this report:

    Exhibit No.      Exhibit Description

      99             Press Release of Swift Energy Company dated August 3, 2005.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2005


                                            Swift Energy Company

                                            /s/ Bruce H. Vincent
                                            By:
                                                -------------------------------
                                                Bruce H. Vincent
                                                President


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                                  EXHIBIT INDEX


Exhibit No.       Description

99                Press Release of Swift Energy Company dated August 3, 2005